UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): SEPTEMBER 8, 2021

Yuenglings Ice Cream Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53450	47-1893698
(State or Other Jurisdiction	(Commission	I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

ONE GLENDALE PARKWAY, #650, ATLANTA, GA, 30328

(Address of Principal Executive Offices) (Zip Code)

404-885-6045

(Registrant’s telephone number, including area code)

Aureus, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 — OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On September 8, 2021 the Board of Directors and a majority of Shareholders voted in favor and filed a Certificate of Amendment with the State of Nevada, changing the name of the Company from Aureus, Inc. to Yuenglings Ice Cream Corporation.

The above description of the change in corporate name is intended as a summary only and is qualified in its entirety, this reference is made to the Certificate of Amendment, which is filed hereto as Exhibit 99.1 and is incorporated herein by this reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following is a complete list of exhibits filed as part of this Report.

Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Certificate of Amendment
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Yuenglings Ice Cream Corporation

By	/s/ Everett Dickson
Name: Everett Dickson Title: President, CEO and Director

Date: September 20, 2021

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